EXHIBIT  32

                      CERTIFICATION PURSUANT TO
                       18 U.S.C.  SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	The undersigned, Robert Hipple, principal financial officer of American Post Tension, Inc. (the Company), DO HEREBY CERTIFY, that:

1.	The Quarterly Report on Form 10-Q for the period ended March 31,
2009 (the Report), fully complies with the requirements of Section
13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of March, 2009.

							   /s/ Robert Hipple
							By .........................
							  Robert Hipple
                                            principal financial officer


     A signed original of this written statement required by Section 906 has been provided to American Post Tension, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.